Schedule of Investments(a)
Invesco India ETF (IMVP)
July 31, 2026
(Unaudited)

	Shares	Value
Common Stocks & Other Equity Interests-99.88%(b)
Communication Services-6.93%
Bharti Airtel Ltd.	185,340	$3,828,999
Indus Towers Ltd.(c)	876,270	3,593,083
		7,422,082
Consumer Discretionary-7.69%
Bajaj Auto Ltd.	35,319	4,263,372
Titan Co. Ltd.	77,904	3,977,399
		8,240,771
Consumer Staples-10.64%
Britannia Industries Ltd.	66,724	3,786,639
Marico Ltd.	410,494	3,744,758
Nestle India Ltd.	244,236	3,862,486
		11,393,883
Energy-10.17%
Bharat Petroleum Corp. Ltd.	1,130,741	3,778,910
Coal India Ltd.	781,765	3,394,006
Oil & Natural Gas Corp. Ltd.	1,461,236	3,722,697
		10,895,613
Financials-20.41%
Canara Bank	2,734,615	3,579,624
Indian Bank	420,315	3,682,157
Power Finance Corp. Ltd.	808,985	3,596,068
SBI Life Insurance Co. Ltd.(d)	194,413	3,832,598
State Bank of India	334,261	3,597,460
Union Bank of India Ltd.	1,990,659	3,571,938
		21,859,845
Health Care-6.75%
Lupin Ltd.	141,874	3,590,902
Zydus Lifesciences Ltd.	308,536	3,642,751
		7,233,653
Industrials-9.51%
Bharat Electronics Ltd.	833,497	3,387,680
	Shares	Value
Industrials-(continued)
Indian Railway Catering & Tourism Corp. Ltd., Class C	682,506	$3,502,412
Polycab India Ltd.	34,483	3,289,334
		10,179,426
Information Technology-7.72%
Infosys Ltd.	343,094	4,075,632
Tata Consultancy Services Ltd.	168,963	4,191,898
		8,267,530
Materials-9.99%
Hindalco Industries Ltd.	358,782	3,676,389
Tata Steel Ltd.	1,825,182	3,631,551
Vedanta Ltd.	1,222,598	3,394,201
		10,702,141
Real Estate-3.47%
Oberoi Realty Ltd.	194,053	3,715,607
Utilities-6.60%
NTPC Ltd.	962,398	3,499,864
Power Grid Corp. of India Ltd.	1,198,875	3,568,790
		7,068,654
Total Common Stocks & Other Equity Interests (Cost $112,902,546)		106,979,205
Preferred Stocks-0.02%
Consumer Discretionary-0.02%
TVS Motor Co. Ltd., Pfd., (India) 6.00% (Cost $0)	125,948	13,793
TOTAL INVESTMENTS IN SECURITIES-99.90% (Cost $112,902,546)		106,992,998
OTHER ASSETS LESS LIABILITIES-0.10%		112,166
NET ASSETS-100.00%		$107,105,164

Investment Abbreviations:
Pfd.-Preferred

Notes to Schedule of Investments:
(a)
Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Country of issuer and/or credit risk exposure listed in Common Stocks & Other Equity Interests has been determined to be India unless otherwise noted.
(c)	Non-income producing security.
(d)
Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The value of this security at July 31, 2026 represented 3.58% of the Fund’s Net Assets.

Affiliated holding. Affiliated holdings are investments in entities which are under common ownership or control of Invesco Ltd. or are investments in entities in which the Fund owns 5% or more of the outstanding voting securities. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the nine months ended July 31, 2026.

	Value October 31, 2025	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain	Value July 31, 2026	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$3,605,059	$61,363,132	$(64,968,191)	$-	$-	$-	$40,017
The valuation policy and a listing of other significant accounting policies are available in the most recent shareholder report.
See accompanying notes which are an integral part of this schedule.

Notes to Quarterly Schedule of Portfolio Holdings
July 31, 2026
(Unaudited)
NOTE 1—Additional Valuation Information
Generally Accepted Accounting Principles ("GAAP") defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:
Level 1 – Prices are determined using quoted prices in an active market for identical assets.
Level 2 – Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others. When market movements occur after the close of the relevant foreign securities markets, foreign securities may be fair valued utilizing an independent pricing service.
Level 3 – Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect Invesco Capital Management LLC’s assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
As of July 31, 2026, all of the securities in the Fund were valued based on Level 2 inputs (see the Schedule of Investments for security categories). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.